FUBOTV INC. OUTSIDE DIRECTOR COMPENSATION POLICY fuboTV Inc. (the “Company”) believes that the granting of equity and cash compensation to the members of its Board of Directors (the “Board,” and members of the Board, the “Directors”) represents an effective tool to attract, retain and reward Directors who are not employees of the Company (the “Outside Directors”). This Outside Director Compensation Policy (the “Policy”) is intended to formalize the Company’s policy regarding cash compensation and grants of equity to its Outside Directors. Notwithstanding the foregoing, solely for purposes of this Policy, the Company’s Executive Chairman shall be eligible for cash compensation under this Policy and treated as if the Executive Chairman was an Outside Director, provided that the Executive Chairman will not be eligible for any equity compensation under this Policy. Unless otherwise defined herein, capitalized terms used in this Policy will have the meaning given such term in the Company’s 2020 Equity Incentive Plan, as amended and/or restated from time to time (the “Plan”). Each Outside Director will be solely responsible for any tax obligations incurred by such Outside Director as a result of the equity and cash payments the Outside Director receives under this Policy. This Policy was effective as of its initial adoption by the Board, with such date referred to as the “Effective Date”. The Policy was most recently amended and restated on August 7, 2023. 1. CASH COMPENSATION Annual Cash Retainer Each Outside Director will be paid an annual cash retainer of $50,000. There are no per-meeting attendance fees for attending Board meetings or meetings of any committee of the Board. Chair, Committee Membership, and Committee Chair Annual Cash Retainer Each Outside Director who serves as chairman of the Board, chairman of a committee of the Board, or member of a committee of the Board will be eligible to earn additional annual cash retainers as follows: Chair of the Board (including Executive Chair): $50,000 Chair of Audit Committee: $30,000 Member of Audit Committee (excluding Committee Chair): $12,500 Chair of Nominating and Governance Committee $15,000 Member of Nominating and Governance Committee (excluding Committee Chair): $6,000 Chair of Compensation Committee: $20,000 Member of Compensation Committee (excluding Committee Chair): $9,500

- 2 - Payment. Each annual cash retainer under this Policy will be paid quarterly in arrears on a prorated basis to each Outside Director who has served in the relevant capacity at any point during the immediately preceding fiscal quarter, and such payment shall be made no later than thirty (30) days following the end of such immediately preceding fiscal quarter. 2. EQUITY COMPENSATION Outside Directors will be entitled to receive all types of Awards (except Incentive Stock Options) under the Plan (or the applicable equity plan in place at the time of grant), including discretionary Awards not covered under this Policy. All grants of Awards to Outside Directors pursuant to Section 2 of this Policy will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions: (a) No Discretion. No person will have any discretion to select which Outside Directors will be granted any Awards under this Policy or to determine the number of Shares to be covered by such Awards, except pursuant to Section 7 below. (b) Initial Awards. Subject to Section 11 of the Plan, effective on the date the person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy, such Outside Director automatically will be granted Awards with a Value (as defined below) equal to $330,000 (the “Initial Award”), provided that the number of Shares covered by each Initial Award will be rounded down to the nearest whole Share. The Initial Award will be comprised of either Options or Restricted Stock Units (“RSUs”). Until otherwise determined by the Board, the Initial Award shall be in the form of RSUs. If the Initial Award is an Option, the Initial Award will vest in 36 equal, monthly installments after the grant date, in each case, provided that the Outside Director continues to serve as a Service Provider through the applicable vesting date. If the Initial Award is in the form of RSUs, such portion of the Initial Award will vest in 3 annual installments beginning with the first anniversary after the grant date, in each case, provided that the Outside Director continues to serve as a Service Provider through the applicable vesting date. In all cases the Initial Award will accelerate and vest upon a Change in Control, provided that the Outside Director continues to serve as a Service Provider on the vesting date. For clarity, a Director who is an Employee who ceases to be an Employee, but who remains a Director, will not receive an Initial Award. (c) Annual Awards. Subject to Section 11 of the Plan, each Outside Director automatically will be granted a Restricted Stock Unit Award (an “Annual Award”) with a Value of $228,000, provided that the number of Shares covered by each Annual Award will be rounded down to the nearest whole Share, which grant will be effective on the date of each annual meeting of stockholders (each, an “Annual Meeting”), beginning with the first Annual Meeting following the Effective Date; provided that any Outside Director who is not continuing as a Director following the applicable Annual Meeting will not receive an Annual Award with respect to such Annual Meeting. Further, an Outside Director will not be eligible for an Annual Award at an Annual Meeting if he or she has not been a Director for at least 6 months prior to the applicable Annual Meeting. The Annual Award will be comprised of either Options or RSUs. Until otherwise determined by the Board, the Annual Award shall be in the form of RSUs. Each Annual Award will vest as to 100% of the Shares subject thereto upon the earlier of the one (1) year anniversary of the grant date or the day prior to the Company’s next Annual Meeting occurring

- 3 - after the grant date, in each case, provided that the Outside Director continues to serve as a Service Provider through the applicable vesting date. The Annual Award will accelerate and vest upon a Change in Control, provided that the Outside Director continues to serve as a Service Provider on the vesting date. (c) Exercise Price. The per Share exercise price for all Options granted under this Policy will be one hundred percent (100%) of the Fair Market Value on the grant date. (d) Value. To determine the number of Shares subject to an Initial Award or Annual Award, the specified Value for RSUs will be divided by the average of the closing price for the 30-trading day period ending on the trading day prior to the applicable grant date, or such other methodology the Board may determine prior to the grant of the RSUs becoming effective. To determine the number of shares subject to an Option, the number of Shares determined in the preceding sentence will be multiplied by 2 or such other multiplier that the Board may determine prior to the grant of an Option being effective. 3. TRAVEL EXPENSES Each Outside Director’s reasonable, customary and properly documented travel expenses to attend Board meetings will be reimbursed by the Company. 4. ADDITIONAL PROVISIONS All provisions of the Plan and form of award agreement approved for use under the Plan not inconsistent with this Policy will apply to Awards granted to Outside Directors. 5. SECTION 409A In no event will cash compensation or, or to the extent taxable to the Outside Director, travel reimbursement payments, under this Policy be paid after the later of (a) the fifteenth (15th) day of the third (3rd) month following the end of the Company’s fiscal year in which the compensation is earned or expenses are incurred, as applicable, or (b) the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which the compensation is earned or expenses are incurred, as applicable, in compliance with the “short-term deferral” exception under Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations and guidance thereunder, as may be amended from time to time (together, “Section 409A”). It is the intent of this Policy that this Policy and all payments hereunder be exempt from or otherwise comply with the requirements of Section 409A so that none of the compensation to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or comply. 6. REVISIONS The Board in its discretion may at any time change and otherwise revise the terms of the cash compensation granted under this Policy, including, without limitation, the amount of cash and timing of unearned compensation to be paid on or after the date the Board determines to make any such change or revision. The Board in its discretion may at any time change and otherwise revise the terms of Awards granted under this Policy, including, without limitation, the number of Shares subject thereto, for Awards of the same or different type granted on or after the date the Board determines to make any such change or revision. The Board in its discretion may at any time suspend or terminate the Policy.